SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

June 23, 2004

Date of Report (date of earliest event reported)

OmniVision Technologies, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	000-29939	77-0401990
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1341 Orleans Drive

Sunnyvale, California 94089-1136

(Address of principal executive offices)

(408) 542-3000

(Registrant’s telephone number, including area code)

ITEM 7. Financial Statements and Exhibits.

(c) Exhibits

The following exhibit is furnished herewith:

99.1	Press Release, dated June 23, 2004, of OmniVision Technologies, Inc. announcing its financial results for its fourth fiscal quarter and fiscal year ended April 30, 2004, and restating its financial results for its first, second and third quarters of fiscal 2004.

ITEM 12. Results of Operations and Financial Condition.

The following information is intended to be furnished under Item 12 of Form 8-K, “Results of Operations and Financial Condition.” This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

On June 23, 2004, OmniVision Technologies, Inc. issued a press release announcing its financial results for its fourth fiscal quarter and fiscal year ended April 30, 2004, and restating its financial results for its first, second and third quarters of fiscal 2004. The full text of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 23, 2004

OmniVision Technologies, Inc.

By:	/s/ Shaw Hong
Shaw Hong President and Chief Executive Officer

Exhibit Index

Exhibit Number	Description

99.1	Press Release, dated June 23, 2004, of OmniVision Technologies, Inc. announcing its financial results for its fourth fiscal quarter and fiscal year ended April 30, 2004, and restating its financial results for its first, second and third quarters of fiscal 2004.